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Exhibit 10.17

        CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[PROMETHEUS LETTERHEAD]

January 18, 2006

AstraZeneca LP
1800 Concord Pike
P.O. Box 15437
Wilmington, DE 19850-5437
Attention:    William F. Mongan, Senior Director
                    Licensing Partnerships and Commercial Development

Re:
Third Amendment to Distribution Agreement

Dear Will:

        Reference is hereby made to that certain Distribution Agreement by and between AstraZeneca LP ("AstraZeneca") and Prometheus Laboratories Inc. ("Prometheus") dated as of November 19, 2004 (as amended by the letter agreements dated December 2, 2004 and November 10, 2005) (the "Distribution Agreement"). Capitalized terms that are not defined in this letter shall have the meanings ascribed to them in the Distribution Agreement.

        This letter hereby amends the Distribution Agreement to memorialize the agreement of Prometheus and AstraZeneca to add a new sentence following Section 3.6(a)(iii)(D) of the Distribution Agreement as follows:

  (E)
  [***].

        Please have an authorized representative of AstraZeneca countersign this letter below indicating AstraZeneca's agreement to hereby amend the Distribution Agreement as set forth herein and its acceptance of the terms and conditions hereof, and return a copy to my attention at Prometheus.

        Except as expressly set forth herein, no change is made hereby to the terms and provisions of the Distribution Agreement and, as amended hereby, the Distribution Agreement will remain in full force and effect.

***Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

        Nothing in this letter will be deemed or construed as a waiver of any rights Prometheus or AstraZeneca may have under the Distribution Agreement or otherwise.

PROMETHEUS LABORATORIES INC.
By:	/s/ MICHAEL V. SWANSON
Name:	Michael V. Swanson
Title:	Vice President, Finance and Chief Financial Officer
Date	1/18/06
Acknowledged and Agreed:
ASTRAZENECA LP
By:	/s/ JOHN GODDARD
Name:	John Goddard
Title:	Senior VP & CFO
Date	1/27/06

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  Exhibit 10.17